Inventory	9 Months Ended
Sep. 30, 2012
Inventory Disclosure [Abstract]
Inventory
Inventory
At September 30, 2012 and December 31, 2011, inventory consisted of the following (in thousands):

	September 30, 2012	December 31, 2011
Current:
Concentrate stockpiles	$5,666	$3,704
Raw materials	93,909	44,770
Work in process	60,754	16,602
Finished goods	114,671	45,045
Materials and supplies	6,133	1,822
Total current	$281,133	$111,943
Long-term:
Concentrate stockpiles	$1,322	$1,144
Raw materials	8,279	3,186
Finished goods	—	32
Total long-term	$9,601	$4,362

Assessment of normal production levels
For the three months ended September 30, 2012 and 2011, Molycorp determined that $3.9 million and $0.8 million, respectively, of production costs would have been allocated to additional production, assuming Molycorp had been operating at normal production ranges. For the nine months ended September 30, 2012 and 2011, the Company determined that $9.8 million and $4.3 million, respectively, of production costs would have been allocated to additional production, assuming the Company had been operating at normal production ranges. As a result, these costs were excluded from inventory and instead expensed during the applicable periods. The assessment of normal production levels is judgmental and is unique to each quarter.
Write-downs of inventory
As a result of production or purchase costs in excess of net realizable value, the Company recognized write-downs of inventory of $15.0 million and $0 for the three months ended September 30, 2012 and 2011, respectively, and $41.1 million and $0.6 million for the nine months ended September 30, 2012 and 2011, respectively. In addition, the Company recognized write-downs of work-in-process and stockpile inventory totaling $0 and $0.1 million for the three months ended September 30, 2012 and 2011, respectively, and $0 and $2.3 million for the nine months ended September 30, 2012 and 2011, respectively, based on adjustments to estimated REO quantities.